Exhibit 10.1

SMC STANDARD MEMBERSHIP RULES

Please carefully read these Standard Membership Rules for Specialty Merchandise Corporation (SMC), which apply to all SMC members. If you do not wish to comply with these Rules, you should immediately cancel your membership in accordance with Section 4 below.

1. MEMBERSHIP. Subject to your compliance with these Rules and payment of the membership fees you agreed to when joining SMC, you will have a membership with SMC including the right to purchase merchandise from SMC.

2. REGISTRATION. You agree to provide us with accurate and complete information, including your legal name, address and telephone number. All information will be subject to the standard SMC Privacy Policy. You warrant that any credit card or bank account information you provide is accurate and that you have the right to use the account.

3. RENEWAL FEES. For an annual renewal fee (which is currently $39.95 but may be increased at any time at SMC's discretion) you will be entitled to receive updated catalogs, price lists and other information available to SMC members. We reserve the right to change prices or institute new fees at any time. The renewal fee will be automatically charged each year at the end of the month of your anniversary to the credit card or bank account used to pay your initial membership fee, unless you specify otherwise by calling Member Support at 1-800-345-4SMC.

4. CANCELLATION. If you cancel and return your membership materials within 30 days of joining SMC, you are eligible for a full refund of your membership fees (excluding shipping and handling). Call toll free 1-877-523-9088 for easy return instructions. If you cancel after 30 days, you will remain responsible for any remaining membership fees until paid in full.

5. SUSPENSION. You are responsible for all charges incurred, including your initial membership fee in accordance with the payment plan you agreed to when joining, your annual renewal fee, and payment for any merchandise or materials you order from SMC. If you fail to pay for any purchases from SMC, or if your account is delinquent, your account may be suspended or canceled at SMC's sole discretion. Your account may be suspended if you become inactive or do not place at least one order per year. If your account is suspended you may reactivate your account by paying an activation fee (which is currently $54.95 plus shipping and handling but may be increased at any time at SMC's discretion).

6. TERMINATION. SMC may immediately terminate your membership if you breach any provision of these Rules, engage in any prohibited activities or aid and abet
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anyone listed in a Fraud Alert, or if you fail to pay any fees or charges when due. SMC also reserves the right to terminate any membership upon refund of the most recent annual fee. If your membership is terminated for any reason other than non-payment, you may not rejoin SMC, either directly of through another person. The provisions of Sections 8 through 21 will survive termination.

7. COMMUNICATION. Throughout the course of your membership, SMC may contact you for administrative and promotional reasons by mail, email and telephone, including pre-recorded messages. You may be able to opt out of some of these communication channels by calling Member Support, or in the case of email by using the "Opt out" function provided with each mailing.

8. PROHIBITED ACTIVITIES. You may not directly or indirectly (a) use the names SMC or Specialty Merchandise in the conduct of your business, (b) infringe on any SMC trade names, trademarks or copyrights, (c) contact or solicit other SMC members, (d) use your SMC membership in any manner or for any purpose other than selling SMC products, (e) distribute SMC products outside authorized sales channels, (f) engage in any unlawful, unfair or deceptive business practice, (g) fail to conduct your business in an honest and ethical manner, (h) engage in any abusive, tortious or unprofessional language or conduct, (i) violate any applicable law or regulation, (j) compete against SMC or its affiliates, (k) do anything to harm SMC, its affiliates or other members, or degrade SMC's goodwill or reputation, or (l) do business with any person who does any of the foregoing or is listed in a Fraud Alert.

9. COMPLIANCE. You are solely responsible for all aspects of operating your business. You agree to comply with all applicable federal, state and local laws, ordinances and regulations in connection with the operation of your business and the sale and marketing of our products. You agree to comply with any manufacturer's restrictions on the sale of their products. You agree to indemnify and defend SMC from any claims or demands in connection with your negligence, misconduct or violation of any laws.

10. TAXES. You are solely responsible for calculating, collecting, withholding, reporting and paying any and all applicable taxes, duties and levies, including without limitation states and local sales and use taxes, and federal and state income taxes.

11. TRADEMARKS AND COPYRIGHTS. You may not use the names SMC or Specialty Merchandise, the SMC logo or any other trademarks or trade names of SMC or its affiliates, or any confusingly similar names, in any manner. You may not use the name or likeness of any SMC spokesperson, employee or other member. You may not copy or link to www.SMCorp.com or any other website of SMC or its affiliates. You may not copy or use any copyrighted text, graphics, CD-ROM or online content
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of SMC or its affiliates. You may only copy or use designated SMC product descriptions, product photographs, and .jpg files on your website to advertise products you purchased from SMC for sale to your customers, and not in any other manner or for any other purpose. You may not delegate or authorize any other person do so, whether on your behalf or otherwise.

12. WARRANTY EXCLUSION. SMC IS NOT LIABLE FOR ANY LOSSES, COSTS OR DAMAGES ARISING DIRECTLY OR INDIRECTLY FROM YOUR MEMBERSHIP, THE SERVICES WE PROVIDE OR THE SALE OF OUR PRODUCTS. NO WARRANTY OR REPRESENTATION, EXPRESS OR IMPLIED, AS TO MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE IS GIVEN OR ASSUMED BY SMC OR ITS AFFILIATES, AND ALL SUCH WARRANTIES, REPRESENTATIONS AND TERMS ARE HEREBY DISCLAIMED AND EXPRESSLY EXCLUDED. NO ADVICE OR INFORMATION GIVEN BY SMC OR ANY OF OUR REPRESENTATIVES SHALL CREATE ANY WARRANTY.

13. DAMAGE LIMITATION. OUR CUMULATIVE LIABILITY TO YOU FOR ANY AND ALL CLAIMS RELATING TO OR ARISING OUT OF YOUR MEMBERSHIP SHALL NOT EXCEED THE TOTAL AMOUNT OF THE MEMBERSHIP FEES YOU HAVE PAID TO US WITHIN THE PRIOR YEAR. SMC AND ITS AFFILIATES SHALL IN NO EVENT BE LIABLE FOR ANY PUNITIVE OR CONSEQUENTIAL DAMAGES, OR LOST PROFITS, EVEN IF WE HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, AND EVEN IF ANY EXCLUSIVE REMEDY PROVIDED FOR IN THIS AGREEMENT FAILS OF ITS ESSENTIAL PURPOSE.

14. NOTICE OF CLAIMS. You will promptly notify us in writing if any third party makes any claim of infringement of any copyright, trademark or patent. If in our judgment the sale or use of any SMC products may be found to infringe the property rights of a third party or presents a consumer safety hazard, we may, at our option, require you to return the infringing products for a merchandise credit or exchange.

15. NO AGENCY. You agree and acknowledge that you and SMC have an independent business relationship. Nothing about your membership or provided for in these Rules shall be deemed to create a partnership, franchise, joint venture or agency, and neither party is the other's partner, franchisee, employee, agent or representative. You will not state, imply or hold yourself out to anyone as being associated, affiliated with or endorsed by SMC, and have no right to obligate or bind SMC in any manner whatsoever.

16. THIRD-PARTIES. These Rules are intended and agreed to be solely for the benefit of you and SMC and its affiliates, and no other party shall accrue any benefit, claim or right of any kind whatsoever hereunder.
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17. ARBITRATION. Any controversy, dispute or claim of any nature whatsoever arising out of, in connection with or in relation to your SMC membership or these Rules, or involving you and SMC, including the issue or arbitrability of any such claims, will be resolved by binding arbitration before a retired judge at JAMS in Los Angeles, California. If you are not a resident of the United States, the UNCITRAL Arbitration Rules shall apply and JAMS will be the appointing authority. The prevailing party will be awarded all costs and expenses, including without limitation all arbitration, expert witness and attorney fees, costs and expenses.

18. CALIFORNIA LAW. Your membership is deemed to be entered into and performed in Los Angeles, California. These Rules shall be governed by and construed in accordance with the laws of the State of California without regard to conflicts of law provisions. You consent to exclusive personal jurisdiction and venue in Los Angeles County, California, and agree that it shall be the sole forum and venue for any and all disputes involving SMC.

19. MISCELLANEOUS. If one or more provisions of these Rules shall be held to be invalid, illegal, or unenforceable, the validity, legality, and enforceability of the remaining provisions shall not be construed as a waiver. Neither your membership, these Rules, nor any of your rights or obligations thereunder may be assigned, transferred or delegated to any third party without SMC's prior written consent.

20. AMENDMENTS. The Rules may be revised or amended by SMC at any time in its sole discretion, by posting the revised Rules at www.SMCorp.com, and the amended Rules will become effective 30 days after posting. No SMC business coach or sales representative may modify or waive any of these Rules, except in writing signed by the President of SMC.

21. ENTIRE AGREEMENT. The agreement you entered into when you joined SMC, the SMC Privacy Policy, Terms of Use and these Rules constitute the complete agreement between you and SMC, and supersede any other promise, representation or agreement, whether written or oral.